SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 1-3, 2020, the Board of Trustees (the “Board”) of the Trust voted to appoint Baillie Gifford Overseas Limited (“Baillie Gifford”) as a sub-adviser for a portion of the JNL Multi-Manager International Small Cap Fund (the “Fund”), a series of the Trust, effective April 26, 2021. Enclosed please find the Trust’s Information Statement regarding this sub-adviser appointment for the Fund.

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of the Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,
/s/ Mark D. Nerud

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager International Small Cap Fund

March 17, 2021

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.            Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 139 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

On December 1-3, 2020, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL Multi-Manager International Small Cap Fund (the “Fund”) voted to appoint Baillie Gifford Overseas Limited (“Baillie Gifford”) as a Sub-Adviser for a portion of the Fund’s assets and to approve an investment sub-advisory agreement between JNAM and Baillie Gifford (the “Baillie Gifford Sub-Advisory Agreement”) reflecting the appointment of Baillie Gifford as a Sub-Adviser for a portion of the Fund’s assets.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Baillie Gifford Sub-Advisory Agreement and about Baillie Gifford’s appointment as a new Sub-Adviser to the Fund, effective April 26, 2021. On April 26, 2021, Baillie Gifford will begin providing the day-to-day management for a new strategy, or sleeve, within the Fund (the “Baillie Gifford Strategy”). The Fund is managed by several unaffiliated Sub-Advisers. There are no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the appointment of Baillie Gifford as a Sub-Adviser to the Fund.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Baillie Gifford, a private partnership formed under the laws of the United Kingdom, is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2021. It will be mailed on or about March 24, 2021.

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II. Changes to Fund Principal Investment Strategies

Neither the Fund’s name nor its investment objective will change as a result of the appointment of Baillie Gifford as a Sub-Adviser to the Fund. As a result of the appointment of Baillie Gifford as a Sub-Adviser, the principal investment strategies for the Fund, and in particular the Baillie Gifford Strategy, will be as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in international small cap strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

WCM International Small Cap Growth Strategy

WCM Investment Management, LLC (“WCM”) constructs the strategy by investing in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. WCM considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the Morgan Stanley Capital Index (“MSCI”) ACWI ex U.S. Small Cap Index (“Index”) at the time of purchase. Because small capitalization companies are defined by reference to the Index, the range of market capitalization of companies in which the WCM International Small Cap Growth Strategy invests may vary with market conditions. WCM will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the WCM International Small Cap Growth Strategy at the Sub-Adviser’s discretion.

Causeway International Small Cap Strategy

Causeway Capital Management LLC (“Causeway”) constructs the strategy by investing primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company within the Index at the time of purchase. As of December 31, 2020, the Index included companies with market capitalizations of up to $ 11 billion and included companies in both developed and emerging markets outside the U.S. Investments in companies include both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Causeway International Small Cap Strategy may invest in a wide range of industries. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Causeway International Small Cap Strategy at the Sub-Adviser’s discretion.

Baillie Gifford International Smaller Companies Strategy

Baillie Gifford Overseas Limited (“Baillie Gifford”) constructs the strategy by investing in an international portfolio of common stocks of smaller companies located in countries of developed and emerging markets. When selecting companies for initial inclusion in the Baillie Gifford International Smaller Companies Strategy, Baillie Gifford seeks to invest in companies with a market capitalization in the region of $2 billion or lower.

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The Baillie Gifford International Smaller Companies Strategy may continue to hold, and may increase its investment in, portfolio companies whose market capitalization subsequently increases. The Baillie Gifford International Smaller Companies Strategy expects over time to have a substantial portion of its portfolio invested in companies with a market capitalization in excess of $2 billion. The Baillie Gifford International Smaller Companies Strategy currently defines a "smaller company" as a company with a market capitalization that does not exceed $10 billion.

Emerging and frontier countries or markets are those countries or markets with low-to-middle-income economies as classified by the World Bank or included in any of the MSCI emerging markets or frontier markets indices. The Sub-Advisers consider a company to be in an emerging or frontier country or market if the company has been registered, incorporated, or organized under the laws of, has headquarters or its principal offices in, or has its stock exchange listing or its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Sub-Advisers consider a company to be domiciled in a country if the company is registered, incorporated or organized under the laws of that country, has headquarters or its principal place of business in that country, or has its stock exchange listing or its securities principally traded in that country.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s equity investments include common stock and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs”, and “GDRs,” respectively), and other similar securities. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund may participate in initial public offerings ("IPOs") and in securities offerings that are not registered in the U.S. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but still are among the largest in that market.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the appointment of the new Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with Baillie Gifford Overseas Limited

Baillie Gifford is a new Sub-Adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement between Baillie Gifford and JNAM, effective as of April 26, 2021. On December 1-3, 2020, the Board, including the Independent Trustees, voted to appoint Baillie Gifford as a Sub-Adviser to a new sleeve of the Fund and approved the Baillie Gifford Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Baillie Gifford Sub-Advisory Agreement because Baillie Gifford is not affiliated with JNAM.

The following description of the Baillie Gifford Sub-Advisory Agreement is qualified by the Baillie Gifford Sub-Advisory Agreement, attached as Exhibit A.

The Baillie Gifford Sub-Advisory Agreement provides that it will remain in effect for its initial term through September 30, 2022, and thereafter from year to year through September 30 of each successive year following its initial term only so long as the continuance is approved at least annually by the Board or

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by vote of the holders of a majority of the outstanding voting securities of the Fund, and either event approved also by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Baillie Gifford Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, the Adviser (with consent of the Board, including the majority of the Independent Trustees), or Baillie Gifford. The Baillie Gifford Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended & Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective July 1, 2013 (the “JNAM Investment Advisory Agreement”). The Baillie Gifford Sub-Advisory Agreement will also terminate upon written notice of a material breach of the Baillie Gifford Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The Baillie Gifford Sub-Advisory Agreement generally provides that Baillie Gifford, its officers, members, or employees will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Baillie Gifford’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the Baillie Gifford Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

The management fees to be paid by the Fund will not increase as a result of the appointment of Baillie Gifford as a Sub-Adviser to the Fund.  As of April 26, 2021, the Fund will continue to pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager International Small Cap Fund
Advisory Fee Rates Before and After the Sub-Adviser Appointment
Net Assets	Rate
$0 to $1 billion	0.750%
$1 billion to $3 billion	0.725%
$3 billion to $5 billion	0.715%
Over $5 billion	0.705%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2020. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the Sub-Adviser appointment occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager International Small Cap Fund	$1,949,198

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Baillie Gifford Sub-Advisory Agreement, the Adviser will pay Baillie Gifford a sub-advisory fee equal to a percentage of the Baillie Gifford Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager International Small Cap Fund
Sub-Advisory Rate After the Sub-Adviser Appointment
Average Daily Net Assets	Annual Rate
All Assets*	0.60%

* For the portion of the Average Daily Net Assets managed by Baillie Gifford.

For the year ended December 31, 2020, JNAM paid the Fund’s Sub-Advisers $1,430,018 in aggregate sub-advisory fees for their services to the Fund. The pro forma sub-advisory fees would have been higher, assuming the Baillie Gifford Sub-Advisory Agreement was in place for the applicable period.

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IV.       Description of Baillie Gifford Overseas Limited

Baillie Gifford is located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. Baillie Gifford is an investment advisory firm founded in 1983 and wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients.

Executive/Principal Officers and Directors of Baillie Gifford located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN:

Names	Title
Graham Laybourn	Director
Thomas Scott Nisbet	Director
Dickson King Jackson	Director
Anthony Robert Tait	Director & Chief Executive Officer
Kathrin Hamilton	Director & Chair
David Shields Henderson	Director
Sarah McKechnie	Chief Compliance Officer
Lindsay Gold	Chief Compliance Officer
Barry Sinclair Coghill	Director & Chief Financial Officer
Ann-Marie Mitchell	Finance Officer
Alastair David Maclean	Legal Officer
Gavin Richard Gordon Scott	Director
Adam Howard Joseph Conn	Director
Jenny Marina Davis	Director
Nicholas Thomas	Director
Sally Mayer	Company Secretary

No person(s) beneficially own 10% or more of the outstanding voting securities of Baillie Gifford.

As the Sub-Adviser to the Baillie Gifford Strategy of the Fund, Baillie Gifford will provide the Baillie Gifford Strategy of the Fund with investment research, advice, and supervision, and will manage the Baillie Gifford Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 4, 2021, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Baillie Gifford, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Baillie Gifford or any other entity controlling, controlled by or under common control with Baillie Gifford. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Baillie Gifford, any parent or subsidiary of Baillie Gifford, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager International Small Cap Fund

The portfolio managers responsible for management of the Baillie Gifford Strategy are Praveen Kumar, Brian Lum, Milena Mileva, and Steve Vaughan.

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Praveen Kumar

Praveen Kumar joined Baillie Gifford in 2008 and is a portfolio manager in the Japanese Equities Team. He is the lead manager for the Manager’s Japanese Smaller Companies Strategy and a member of the Manager’s International Smaller Companies Portfolio Construction Group. Mr. Kumar graduated BEng in Computer Science from Bangalore University in 2001 and gained an MBA from the University of Cambridge in 2008.

Brian Lum

Brian Lum, CFA, is a portfolio manager in the Manager’s International Growth Research Team and became a member of the International Growth Portfolio Construction Group in May 2015. He also Chairs the Manager’s International Smaller Companies Portfolio Construction Group. Mr. Lum joined Baillie Gifford in 2006 and initially worked in the North American and Emerging Markets departments, before spending a number of years focused on investment in smaller companies. He is a CFA Charterholder. Mr. Lum graduated MSci and BA (Hons) in Physics from the University of Cambridge in 2006.

Milena Mileva

Milena Mileva joined Baillie Gifford in 2009 and is a portfolio manager in the UK Equities Team. She is a member of the Manager’s Pan-European Portfolio Construction Group and a member of the Manager’s International Smaller Companies Portfolio Construction Group. Ms. Mileva graduated BA in Social & Political Science from the University of Cambridge in 2007 and MPhil in Politics from the University of Oxford in 2009.

Steve Vaughan

Steve Vaughan, CFA, joined Baillie Gifford in 2012 and is a portfolio manager in the Smaller Companies Equities Team. Mr. Vaughan is a member of the Manager’s Pan European Smaller Companies Portfolio Construction Group and a member of the Manager’s International Smaller Companies Portfolio Construction Group. He is a CFA Charterholder. Prior to joining Baillie Gifford, Mr. Vaughan was an Officer in the British Army for nine years. He graduated BA (Hons) in Jurisprudence from the University of Oxford in 2001 and MA in International Relations from the University of Exeter in 2012.

There are no changes to the portfolio managers for the strategies managed by the other Sub-Advisers of the Fund.

V.	Other Investment Companies Advised by Baillie Gifford Overseas Limited

The following table sets forth the size and rate of compensation for other funds advised by Baillie Gifford having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2020	Rate of Compensation
Advised Account 1	$1.9 million	0.75%

VI.       Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on December 1-3, 2020, the Board, including all of the Independent Trustees, considered information relating to the Baillie Gifford Sub-Advisory Agreement, whereby Baillie Gifford would serve as one of the Sub-Advisers for the Fund.

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In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Baillie Gifford Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Baillie Gifford Sub-Advisory Agreement.  At the conclusion of the Board’s discussions, the Board approved the Baillie Gifford Sub-Advisory Agreement.

In reviewing the Baillie Gifford Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by Baillie Gifford, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to Baillie Gifford through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Baillie Gifford Sub-Advisory Agreement.

Before approving the Baillie Gifford Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Baillie Gifford and to consider the terms of the Baillie Gifford Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Baillie Gifford Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by Baillie Gifford. The Board noted JNAM’s evaluation of Baillie Gifford, as well as JNAM’s recommendation, based on its review of Baillie Gifford, in connection with its approval of the Baillie Gifford Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of Baillie Gifford’s portfolio managers who would be responsible for the day-to-day management of the Baillie Gifford Strategy. The Board reviewed information pertaining to Baillie Gifford’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to Baillie Gifford. The Board considered compliance reports about Baillie Gifford from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by Baillie Gifford under the Baillie Gifford Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of Baillie Gifford’s investment mandate with similar investment strategies and composite performance as compared to that of the Fund, the Fund’s benchmark index, and peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Baillie Gifford Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to Baillie Gifford. The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

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The Board considered that the Fund’s total expense ratio is equal to its peer group average and that its sub-advisory fee is higher than, but within two basis points of its peer group average. The Board noted that in conjunction with the addition of Baillie Gifford as a Sub-Adviser to the Fund, the Fund’s advisory and sub-advisory fees and total expense ratio are not proposed to change. The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and Baillie Gifford, the Board noted that the advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase, while Baillie Gifford’s sub-advisory fee rate was not subject to breakpoints. The Board also considered that the sub-advisory fee is and will be paid by JNAM (not the Fund). The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to Baillie Gifford

In evaluating the benefits that may accrue to Baillie Gifford through its relationship with the Fund, the Board noted that Baillie Gifford may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that Baillie Gifford is not required to participate in the meetings, and that recommendations to hire or fire Baillie Gifford are not influenced by Baillie Gifford’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to Baillie Gifford through its relationship with the Fund, the Board noted that Baillie Gifford may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust, or other clients of Baillie Gifford as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Baillie Gifford Sub-Advisory Agreement.

VII.       Additional Information

Ownership of the Fund

As of March 4, 2021, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager International Small Cap Fund (Class A)	367,356.339
JNL Multi-Manager International Small Cap Fund (Class I)	21,588,710.436

As of March 4, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

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As of March 4, 2021, the following persons beneficially owned more than 5% of the shares of the Fund:

JNL Multi-Manager International Small Cap Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
Glen Smith	599 Copa D’oro Marathon, Florida, 33050	5.40%
JNL Multi-Manager International Small Cap Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	33.44%
JNL Moderate Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	33.09%
JNL Aggressive Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	24.40%
JNL Moderate Allocation Fund	1 Corporate Way Lansing, Michigan 48951	9.06%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 4, 2021, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2020, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2020, the Fund paid $388,691 in administration fees and $11,017 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Baillie Gifford Sub-Advisory Agreement was approved.

VIII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2020, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

9

Exhibit A

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and Baillie Gifford Overseas Limited

Dated April 26, 2021

JNL Series Trust

Investment Sub-Advisory Agreement

Agreement, dated as of April 26, 2021, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Baillie Gifford Overseas Limited (the “Sub-Adviser”), a corporation existing under the laws of Scotland in the United Kingdom and registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (“Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (the “Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.       Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall only refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser hereunder.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Board, such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

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2.       Services to be Rendered by the Sub-Adviser to the Trust

A.       As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.       As part of the services it will provide hereunder, the Sub-Adviser will:

(i)       obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)       formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)       take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)       use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)       keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)       cooperate fully with the Trust’s Chief Compliance Officer providing all relevant information he or she reasonably requests to assist in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)       in accordance with procedures and methods established by the Board, which may be amended from time to time, provide reasonable assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of (a) valuation information; or (b) a price(s) from a party(ies) independent of the Sub-Adviser, for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)       provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)       cooperate with and provide all relevant information reasonably requested by the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, in relation to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.       In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance, in each case as applicable to the Sub-Adviser in its provision of services hereunder, with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (the “Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (the “By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (the “SEC”), as the same may be modified, amended or supplemented from time to time (the “Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (the “CEA”) and the rules under each, and all other federal and state laws or regulations; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current

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copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document (“Amendments”) and the Sub-Adviser shall have a reasonable period of time to review and discuss such Amendments with the Adviser prior to its compliance with such Amendments.

D.       Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.       In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.       Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.       The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. Notwithstanding the foregoing, should any or all of the Adviser Indemnitees raise any litigation against the Sub-Adviser in relation to this Agreement, the Sub-Adviser will only be liable for fees and costs relating to such litigation to the extent that they are covered by Sections 5A and 5C of this Agreement. In the event that an Adviser Indemnitee decides to participate in a class action or other collective redress mechanism in relation to securities held in a Fund, then notwithstanding the foregoing provisions of this Section 2G, the Sub-Adviser shall not be liable for any associated fees or costs.

H.       The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements upon Adviser’s request, if applicable. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate and allocate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best execution, considering all of the circumstances and in each case in accordance with the Order Execution Policy, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. The Adviser acknowledges that aggregation and allocation may operate to the advantage or disadvantage of the Adviser and the Fund.

I.       Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that

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particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.       The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.       The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.       Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise, in its discretion, all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise. All proxy voting decisions shall be made in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself including the positions of the Fund where required by local law.

M.       The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.       The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board from time-to-time.

O.       The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund. If a Fund fails to comply with the stated investment objectives, policies and restrictions contained in the relevant Prospectus and SAI at any time for any reason beyond the Sub-Adviser’s reasonable control such as (but not limited to) market fluctuations and index rebalancing, it shall not be a breach of this Agreement. The Sub-Adviser will cause such Fund to return to compliance with the stated investment objectives, policies and restrictions contained in the relevant Prospectus and SAI within a reasonable timeframe, unless otherwise authorized by the Adviser.

P.       No warranty, undertaking or guarantee is given by the Sub-Adviser as to the performance or profitability of a Fund or that the primary investment objective shall be successfully achieved.

3.       Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees separately in respect of each Fund that the fee rate paid to the Sub-Adviser for that Fund shall not be in excess of the fee rates at the same or smaller asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser and receiving similar services through a separately managed account, investing in the same strategy as that Fund, namely the International Smaller Companies strategy, the International Growth strategy and the US Equity Growth strategy respectively. This Section does not apply in respect of the Sub-Adviser’s clients who have performance elements in their fee structures, or who benefit from aggregation or wider relationship fee arrangements.

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4.       Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.       Liability and Indemnification

A.       Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.       Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser (collectively, the “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

C.        In relation to any indemnity claim as outlined in this Section 5, the parties agree to take all reasonable actions to mitigate the level and extent of an indemnity claim which may arise against the indemnifying party. Neither party shall be liable in any event where it is acting upon the instructions of the other party or any of their agents or affiliates.

6.       Representations of Adviser

The Adviser represents, warrants and agrees that:

A.       The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.       The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will

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promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.       The Adviser certifies that as of the date of this Agreement the Trust: (i) is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB; (ii) a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, as amended and the rules thereunder and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be; and (iii) an “accredited investor” within the meaning of Regulation D under the 1933 Act, as amended and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be.

E.       The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.       Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.       The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.       The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.       The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any material amendments thereto. As requested, an authorised signatory or the Chief Compliance Officer of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.       The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.       The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

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G.       The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any material amendments thereto affecting the Adviser or a Fund. The Sub-Adviser will promptly notify the Adviser in writing if its insurance coverage is materially decreased from the amounts set forth in the summary.

H.       The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.       The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.       The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.       The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required and permitted by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.       Commodity Exchange Act Matters

A.       The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)       with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (the “NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)        with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.       The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)       the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)       if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.       The Adviser and the Sub-Adviser each further agree that:

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(i)       to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)       the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.       Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.       Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall, to the extent permitted by applicable law, provide prompt notice to the Adviser and the Trust of any such submission which relates to the Adviser, Trust or this Agreement.

11.       Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.       Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board and provided to the Sub-Adviser.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services.

13.       Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is

A-8

specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.       Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement. Termination of this Agreement shall be without prejudice to the completion of transactions already initiated which shall be completed expeditiously. In the event of termination, the Adviser shall pay the Sub-Adviser’s proportionate fee for the period from the end of that covered by the last invoice to the effective date of termination.

15.       Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.       Use of Adviser’s Name

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.       Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties in writing if signed by both the Adviser and the Sub-Adviser and only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.       Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

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19.       Entire Agreement

This Agreement together with a side letter between the parties dated on or around the date of this Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.       Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.       Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail), or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row Edinburgh EH1 3AN Scotland, UK Attention: Nick Wood Email address: Nick.Wood@bailliegifford.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.       Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.       Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.       Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.       Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile or by electronic signature, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

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With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By: /s/ Mark D. Nerud

Name: Mark D. Nerud

Title: President and Chief Executive Officer

Baillie Gifford Overseas Limited

By: /s/ Kathrin Hamilton

Name: Kathrin Hamilton

Title: Director

A-11

Schedule A

April 26, 2021

(Funds)

JNL Multi-Manager International Small Cap Fund
JNL/Baillie Gifford International Growth Fund
JNL/Baillie Gifford U.S. Equity Growth Fund

A-12

Schedule B

April 26, 2021

(Compensation)

JNL Multi-Manager International Small Cap Fund
Average Daily Net Assets	Annual Rate[1]

All Assets	0.60%

1 For the portion of the net assets managed by Baillie Gifford Overseas Limited.

JNL/Baillie Gifford International Growth Fund
Average Daily Net Assets	Annual Rate[1]

$0 to $25 million	0.60%
$25 million to $100 million	0.50%
$100 million to $400 million	0.40%
$400 million to $1 billion	0.30%
$1 billion to $3.5 billion	0.25%
Over $3.5 billion	0.225%

 1 The net assets of the JNL/Baillie Gifford International Growth Fund, the portion of the net assets managed by Baillie Gifford Overseas Limited for the JNL Multi-Manager International Small Cap Fund, and the net assets of the JNL/Baillie Gifford U.S. Equity Growth Fund will be combined for purposes of determining the applicable annual rate.

JNL/Baillie Gifford U.S. Equity Growth Fund
Average Daily Net Assets	Annual Rate[1]

$0 to $50 million	0.50%
$50 million to $100 million	0.40%
$100 million to $400 million	0.30%
$400 million to $1 billion	0.25%
Over $1 billion	0.20%

 1 The net assets of the JNL/Baillie Gifford International Growth Fund, the portion of the net assets managed by Baillie Gifford Overseas Limited for the JNL Multi-Manager International Small Cap Fund, and the net assets of the JNL/Baillie Gifford U.S. Equity Growth Fund will be combined for purposes of determining the applicable annual rate.

Payment shall be made by the Adviser within 30 days of receipt of an invoice. In the event that the Sub-Adviser receives any fees from or on behalf of the Adviser before an invoice has been issued for such fee, then that fee will be deemed due and payable on the date that the Sub-Adviser actually receives payment. The Sub-Adviser reserves the right to charge interest at the rate of 1% above SONIA for late payment of any fees. Payment shall be made by wire transfer or other electronic means approved by the Sub-Adviser. All fees are expressed exclusive of any applicable tax which may be or become chargeable and which shall, where applicable, be payable by the Adviser in addition to the fees.

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Exhibit B

Prospectus Comparison for the JNL Multi-Manager International Small Cap Fund

JNL Multi-Manager International Small Cap Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, ~~and~~  hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	1.21%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.91%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager International Small Cap Fund Class A
1 year	3 years	5 years	10 years
$123	$384	$665	$1,466

JNL Multi-Manager International Small Cap Fund Class I
1 year	3 years	5 years	10 years
$93	$290	$504	$1,120

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

B-1

Period
~~1/1/2019 - 12/31/2019~~	~~74~~	~~%~~
1/1/2020 - 12/31/2020	87%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in international small cap strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). ~~Both~~ Each Sub-~~Advisers~~ Adviser generally ~~provide~~ provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

WCM International Small Cap Growth Strategy

•	WCM Investment Management, LLC (“WCM”) constructs the strategy by investing in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. WCM considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the Morgan Stanley Capital Index (“MSCI”) ACWI ex U.S. Small Cap Index (“Index”) at the time of purchase. Because small capitalization companies are defined by reference to the Index, the range of market capitalization of companies in which the WCM International Small Cap Growth Strategy invests may vary with market conditions. WCM will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the WCM International Small Cap Growth Strategy at the Sub-Adviser’s discretion.

Causeway International Small Cap Strategy

•	Causeway Capital Management LLC (“Causeway”) constructs the strategy by investing primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company within the Index at the time of purchase. As of December 31, ~~2019~~2020 , the Index included companies with market capitalizations of up to $ 11 billion and included companies in both developed and emerging markets outside the U.S. Investments in companies include both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Causeway International Small Cap Strategy may invest in a wide range of industries. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Causeway International Small Cap Strategy at the Sub-Adviser’s discretion.

Baillie Gifford International Smaller Companies Strategy

•	Baillie Gifford Overseas Limited (“Baillie Gifford”) constructs the strategy by investing in an international portfolio of common stocks of smaller companies located in countries of developed and emerging markets. When selecting companies for initial inclusion in the Baillie Gifford International Smaller Companies Strategy, Baillie Gifford seeks to invest in companies with a market capitalization in the region of $2 billion or lower. The Baillie Gifford International Smaller Companies Strategy may continue to hold, and may increase its investment in, portfolio companies whose market capitalization subsequently increases. The Baillie Gifford International Smaller Companies Strategy expects over time to have a substantial portion of its portfolio invested in companies with a market capitalization in excess of $2 billion. The Baillie Gifford International Smaller Companies Strategy currently defines a "smaller company" as a company with a market capitalization that does not exceed $10 billion.

Emerging and frontier countries or markets are those countries or markets with low-to-middle-income economies as classified by the World Bank or included in any of the MSCI emerging markets or frontier markets indices. The Sub-Advisers consider a company to be in an emerging or frontier country or market if the company has been registered, incorporated, or organized under the laws of, has headquarters or its principal offices in, or has its stock exchange listing or its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Sub-

B-2

Advisers consider a company to be domiciled in a country if the company is registered, incorporated or organized under the laws of that country, has headquarters or its principal place of business in that country, or has its stock exchange listing or its securities principally traded in that country.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s equity investments include common stock and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs”, and “GDRs,” respectively), and other similar securities. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund may participate in initial public offerings ("IPOs") and in securities offerings that are not registered in the U.S. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but still are among the largest in that market.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues , including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic , war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole

•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
•	Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
•	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company's value or the factors that are expected to increase the price of the security do not occur. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed,

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and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.
•	Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject the Fund to liquidity risk.
•	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.
•	Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.
•	Frontier market countries risk – Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks is the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
•	Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.
•	Regulation S securities risk – Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

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The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 26, 2021, the Fund will be combined with JNL/Franklin Templeton International Small Cap Fund ("Acquired Fund"), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 33.42%; Worst Quarter (ended 3/31/2020): -25.68%

~~Best Quarter (ended 3/31/2019): 14.60%; Worst Quarter (ended 9/30/2019): -1.15%~~

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 33.50%; Worst Quarter (ended 3/31/2020): -25.59%

 ~~Best Quarter (ended 3/31/2019): 14.71%; Worst Quarter (ended 9/30/2019): -0.94%~~

Average Annual Total Returns as of 12/31/ ~~2019~~2020
	1 year	Life of Fund (August 13, 2018)
JNL Multi-Manager International Small Cap Fund (Class A)	~~31.72~~ 32.18%	~~4.60~~ 15.38%
MSCI All Country World Index ex USA Small Cap NR USD Index (reflects no deduction for fees, expenses, or taxes)	~~22.42~~ 14.24%	~~3.20~~ 7.69%

Average Annual Total Returns as of 12/31/ ~~2019~~2020
	1 year	Life of Class (August 13, 2018)
JNL Multi-Manager International Small Cap Fund (Class I)	~~32.06~~ 32.68%	~~4.89~~ 15.74%
MSCI All Country World Index ex USA Small Cap NR USD Index (reflects no deduction for fees, expenses, or taxes)	~~22.42~~ 14.24%	~~3.20~~ 7.69%

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Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Baillie Gifford Overseas Limited ("Baillie Gifford")
Causeway Capital Management LLC ("Causeway")
WCM Investment Management, LLC (“WCM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	August 2018	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	August 2018	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	August 2018	Portfolio Manager, JNAM
Praveen Kumar	April 2021	Portfolio Manager, Baillie Gifford *
Brian Lum, CFA	April 2021	Portfolio Manager, Baillie Gifford *
Milena Mileva	April 2021	Portfolio Manager, Baillie Gifford *
Steve Vaughan, CFA	April 2021	Portfolio Manager, Baillie Gifford *
Arjun Jayaraman, Ph.D., CFA	August 2018	Head of Quantitative Research and Portfolio Manager, Causeway
MacDuff Kuhnert	August 2018	Director and Portfolio Manager, Causeway
Joe Gubler, CFA	August 2018	Director and Portfolio Manager, Causeway
Ryan Myers	January 2021	Director and Portfolio Manager, Causeway
Gregory S. Ise, CFA	August 2018	Portfolio Manager and Business Analyst, WCM
Sanjay Ayer, CFA	August 2018	Portfolio Manager and Business Analyst, WCM

*Baillie Gifford & Co. is the 100% owner of Baillie Gifford.

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL Multi-Manager International Small Cap Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in international small cap strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). ~~Both~~ Each Sub-~~Advisers~~ Adviser generally ~~provide~~ provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

WCM International Small Cap Growth Strategy

•	WCM Investment Management, LLC (“WCM”) constructs the strategy by investing in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. Emerging and frontier countries or markets are those countries or markets with low-to-middle-income economies as classified by the World Bank or included in any of the MSCI emerging markets or frontier markets indices. WCM considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the Morgan Stanley Capital Index (“MSCI”) ACWI ex U.S. Small Cap Index (“Index”) at the time of purchase. Because small capitalization companies are defined by reference to the Index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. WCM will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the WCM International Small Cap Growth Strategy at the Sub-Adviser’s discretion.

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. WCM’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Causeway International Small Cap Strategy

•	Causeway Capital Management LLC (“Causeway”) constructs the strategy by investing primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company within the Index at the time of purchase. As of December 31, ~~2019~~2020 , the Index included companies with market capitalizations of up to $ 11 billion and included companies in both developed and emerging markets outside the U.S. Investments in companies include both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Causeway International Small Cap Strategy may invest in a wide range of industries. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Causeway International Small Cap Strategy at the Sub-Adviser’s discretion.

Causeway uses a quantitative investment approach to purchase and sell investments for its sleeve of the Fund. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, earnings growth, technical indicators, and competitive strength , and “top-down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the

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Causeway’s fundamental research analysts review the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

Baillie Gifford International Smaller Companies Strategy

•	Baillie Gifford Overseas Limited (“Baillie Gifford”) constructs the strategy by investing in an international portfolio of common stocks of smaller companies located in countries of developed and emerging markets. When selecting companies for initial inclusion in the Baillie Gifford International Smaller Companies Strategy, Baillie Gifford seeks to invest in companies with a market capitalization in the region of $2 billion or lower. The Baillie Gifford International Smaller Companies Strategy may continue to hold, and may increase its investment in, portfolio companies whose market capitalization subsequently increases. The Baillie Gifford International Smaller Companies Strategy expects over time to have a substantial portion of its portfolio invested in companies with a market capitalization in excess of $2 billion. The Baillie Gifford International Smaller Companies Strategy currently defines a "smaller company" as a company with a market capitalization that does not exceed $10 billion.

Baillie Gifford employs a bottom-up approach to stock selection and principally selects companies without regard to the Fund's benchmark. Baillie Gifford focuses on company research and the long-term outlook of companies. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academics. Stock ideas will be researched to assess a range of factors, including: geographic and industry positioning, competitive advantage, management, financial strength and valuation.

Emerging and frontier countries or markets are those countries or markets with low-to-middle-income economies as classified by the World Bank or included in any of the MSCI emerging markets or frontier markets indices. The Sub-Advisers consider a company to be in an emerging or frontier country or market if the company has been registered, incorporated or organized under the laws of, has its headquarters or its principal offices in, or has its stock exchange listing or securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Sub-Advisers consider a company to be domiciled in a country if the company is registered, incorporated or organized under the laws of that country, has headquarters or its principal place of business in that country, or has its stock exchange listing or securities principally traded in that country.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s equity investments include common stock and depositary receipts. The Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs”, and “GDRs,” respectively), and other similar securities. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund may participate in initial public offerings ("IPOs") and in securities offerings that are not registered in the U.S. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but still are among the largest in that market.

The Fund may invest in Rule 144A and Regulation S securities. Rule 144A securities are securities offered as exempt from registration with the Securities and Exchange Commission (“SEC”) but are typically treated as liquid securities because there is a market for such securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended.

JNAM may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns or to hedge and to manage the Fund’s cash and short-term instruments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

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•	Market risk
•	Equity securities risk
•	Managed portfolio risk
•	Mid-capitalization and small-capitalization investing risk
•	Investment style risk
•	Emerging markets and less developed countries risk
•	Foreign securities risk
•	Allocation risk
•	Depositary receipts risk
•	Investments in IPOs risk
•	Foreign regulatory risk
•	Frontier market countries risk
•	Rule 144A securities risk
•	Regulation S securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Currency risk
•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	Liquidity risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk
•	Portfolio turnover risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers' abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function

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responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager International Small Cap Fund are:

Baillie Gifford Overseas Limited (“Baillie Gifford”), is located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. Baillie Gifford is an investment advisory firm founded in 1983 and a wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients.

Praveen Kumar joined Baillie Gifford in 2008 and is a portfolio manager in the Japanese Equities Team. He is the lead manager for the Manager’s Japanese Smaller Companies Strategy and a member of the Manager’s International Smaller Companies Portfolio Construction Group. Mr. Kumar graduated BEng in Computer Science from Bangalore University in 2001 and gained an MBA from the University of Cambridge in 2008.

Brian Lum, CFA, is a portfolio manager in the Manager’s International Growth Research Team and became a member of the International Growth Portfolio Construction Group in May 2015. He also Chairs the Manager’s International Smaller Companies Portfolio Construction Group. Mr. Lum joined Baillie Gifford in 2006 and initially worked in the North American and Emerging Markets departments, before spending a number of years focused on investment in smaller companies. He is a CFA Charterholder. Mr. Lum graduated MSci and BA (Hons) in Physics from the University of Cambridge in 2006.

Milena Mileva joined Baillie Gifford in 2009 and is a portfolio manager in the UK Equities Team. She is a member of the Manager’s Pan-European Portfolio Construction Group and a member of the Manager’s International Smaller Companies Portfolio Construction Group. Ms. Mileva graduated BA in Social & Political Science from the University of Cambridge in 2007 and MPhil in Politics from the University of Oxford in 2009.

Steve Vaughan, CFA, joined Baillie Gifford in 2012 and is a portfolio manager in the Smaller Companies Equities Team. Mr. Vaughan is a member of the Manager’s Pan European Smaller Companies Portfolio Construction Group and a member of the Manager’s International Smaller Companies Portfolio Construction Group. He is a CFA Charterholder. Prior to joining Baillie Gifford, Mr. Vaughan was an Officer in the British Army for nine years. He graduated BA (Hons) in Jurisprudence from the University of Oxford in 2001 and MA in International Relations from the University of Exeter in 2012.

Causeway Capital Management LLC (“Causeway”), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

The portfolio managers responsible for management of the Causeway International Small Cap Strategy of the Fund are Arjun Jayaraman, MacDuff Kuhnert, Joe Gubler , and Ryan Myers .

Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at the Causeway. He has been a portfolio manager at Causeway since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business) and is a CFA charterholder.

MacDuff Kuhnert, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary

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valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.

Joe Gubler, CFA, is a director of Causeway and performs quantitative research. He joined Causeway in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder.

Ryan Myers is a director of Causeway and performs quantitative research.  He joined Causeway in June 2013.  From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities.  From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors.  From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group.  Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group.  Mr. Myers earned a BA, magna cum laude, in economics from Harvard University, where he was elected to Phi Beta Kappa. He earned an MBA from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.  Mr. Myers currently serves on the Board of Trustees of the Yosemite Conservancy, an organization dedicated to supporting projects and programs that preserve Yosemite National Park and enrich the visitor experience.

WCM Investment Management, LLC (“WCM”), is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent, money management firm, founded in 1976. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

Sanjay Ayer, CFA is Portfolio Manager and Business Analyst. Mr. Ayer joined WCM in 2007. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to WCM, Mr. Ayer was an Equity Analyst at Morningstar, Inc. in Chicago from 2002 to 2006, where he covered the gaming, cruise and online travel industries.

Gregory S. Ise, CFA is Portfolio Manager and Business Analyst. Mr. Ise joined WCM in 2014. He is a member firm’s Investment Strategy Group (ISG) and his primary responsibilities include portfolio management and equity research. Prior to joining WCM, Mr. Ise was a Senior International Research Analyst at Rainier Investment Management (“RIM”) from 2012 to 2014, where he helped launch the firm’s first international small cap open-end mutual fund. Prior to RIM, he was a Vice President and Analyst at Allianz Global Investors from 2006 to 2011, where he contributed to the global and international small cap open-end mutual funds.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, ~~2019~~2020 .

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